                                                                     EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement Nos. 33-07511, 33-38504, 33-75876, and 333-35963 of In Home Health, Inc. on Form S-8
of our report dated November 19, 1999 (December 7, 1999 as to Note 5), appearing in this Annual Report on Form 10-K of In Home Health, Inc. for the year ended September 30, 1999.




/s/ Deloitte & Touche LLP
Minneapolis, Minnesota
December 7, 1999






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